ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                         Supplement dated June 17, 2008
                       to the Prospectus dated May 1, 2008

                   This supplement updates certain information
               contained in the prospectus and should be attached
                    to the prospectus and retained for future
                                   reference.


The following information replaces and supersedes the information for the subsection "AZL Oppenheimer Main Street Fund" under the caption "Fund Management
- The Portfolio Managers of the Funds" on page 157 of the prospectus:

    The Fund's portfolio is managed by Marc Reinganum, Mark Zavanelli and Wentong Alex Zhou, who are primarily responsible for the day-to-day management of the Fund's investments. Dr. Reinganum has been a Vice President and co-portfolio manager of the Fund since October 2003. Mr. Zavanelli and Dr. Zhou are co-portfolio managers of the Fund effective June 30, 2008.

    Dr. Reinganum has been a Vice President of the Manager and Director of Quantitative Research and Portfolio Strategist for Equities since September 2002. He was the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University from 1995 to 2002. At Southern Methodist University he also served as the Director of the Finance Institute, the Chairman of the Finance Department, the President of the Faculty at the Cox School of Business and a member of the Board of Trustees Investment Committee. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

    Mr. Zavanelli, CFA, has been a portfolio manager of the Manager since July 1999 and a Vice President of the Manager since November 2000. Prior to joining the Manager in April 1998, Mr. Zavanelli was President of Waterside Capital Management, a registered investment adviser, from August 1995 through April 1998. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

    Dr. Zhou, CFA, has been a senior quantitative analyst of the Manager since June 1999, assisting in the management and maintenance of the quantitative models for the Main Street Funds. He has been a portfolio manager of the Manager since January 2007 and an Assistant Vice President of the Manager since 2001. He is a portfolio manager of other portfolios in the OppenheimerFunds complex.

                                                                 AZLPRO-001-0508